EXHIBIT 99.1

RPX Announces First Quarter 2016 Financial Results

SAN FRANCISCO – May 3, 2016 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management and discovery management solutions, today announced its financial results for the first quarter ended March 31, 2016.

"RPX executed on multiple fronts during the first quarter," said John Amster, CEO of RPX Corporation. "Both the patent risk management and Inventus discovery services businesses performed in-line with expectations. We closed the Inventus acquisition on January 22nd, our Board approved a $25 million increase in our share repurchase authorization, and we raised $100 million through a Term Loan Facility and established a $50 million revolver to provide financial flexibility and support growth initiatives.”

Summary Results for the First Quarter of 2016

Total revenue was $79.7 million, compared to $83.3 million in the first quarter of 2015.

•	Subscription revenue from patent risk management services - including insurance - was $67.1 million, compared to $66.2 million in the prior year period.

•	Discovery services revenue, included from January 23rd, was $10.6 million.

•	Fee-related revenue was $2.0 million, compared to $17.0 million in the prior year period.

GAAP net income for the first quarter was $4.2 million or $0.08 per diluted share, compared to $18.0 million or $0.33 per diluted share in the first quarter of 2015.

Non-GAAP net income for the first quarter, which excludes stock-based compensation, the amortization of acquired intangibles, and fair value adjustments on deferred payment obligations (in all cases, net of tax), was $7.8 million or $0.15 per diluted share, compared to $21.2 million or $0.38 per diluted share in the first quarter of 2015.

EBITDA less Net Patent Spend, the Company's preferred measure of pre-tax free cash flow, was $38.5 million in the first quarter of 2016.

Including insurance clients, there were 286 clients in RPX's patent risk network as of March 31, 2016.

Net patent acquisition spend during the quarter totaled $16.2 million, and included 23 patent transactions.

As of March 31, 2016, RPX had cash, cash equivalents and short-term investments of $204.2 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the second quarter of fiscal 2016:

Subscription and Discovery revenue[1]	$81 - $82 million
Fee-related revenue	$0 million
Total revenue	$81 - $82 million
Operating income (non-GAAP)	$11 - $12 million
Net income (non-GAAP)	$6 - $7 million
Total EBITDA (non-GAAP)	$52 - $53 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	52 million

The Company provided the following business outlook for the full year 2016:

Subscription revenue[1]	$265 - $270 million
Discovery revenue	$61 - $64 million
Fee-related revenue	$5 - $15 million
Total revenue	$331 - $349 million
Cost of revenue (non-GAAP)	$194 - $200 million
SG&A (non-GAAP)	$77 - $82 million
Operating income (non-GAAP)	$60 - $67 million
Net income (non-GAAP)	$36 - $41 million

RPX EBITDA (non-GAAP)	$202 - $211 million
Discovery EBITDA (non-GAAP)	$19 - $21 million
Total EBITDA (non-GAAP)	$221 - $232 million
Net patent spend	$125 - $130 million
EBITDA less net patent spend (non-GAAP)	$91 - $107 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	52 million

The Company provided the following supplemental information regarding amortization expense for the full year 2016:

Amortization of patent assets acquired through December 31, 2015	$136.3 million
Amortization of patent assets to be acquired during fiscal 2016	$20.0 - $26.0 million
Total amortization of patent assets	$156.3 - $162.3 million

Amortization of Inventus's acquired intangible assets[2]	$8.6 - $9.6 million
Other intangible amortization expenses[2]	$1.3 million

The above outlook is forward-looking. Actual results may differ materially. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on May 3, 2016. Parties in the United States and Canada can access the call by dialing 1-877-876-9177, using conference code 1262740. International parties can access the call by dialing 1-785-424-1666, using conference code 1262740.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of March 31, 2016, RPX had invested over $2 billion to acquire more than 15,500 US and international patent assets and rights on behalf of nearly 290 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated May 3, 2016 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP EBITDA, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets (other than patents), fair value adjustments on deferred payment obligations, and their related tax effects. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the future financial performance of RPX as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those predicted or implied in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s insurance and discovery management businesses as well as other new initiatives, and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. More information about potential factors that could affect the Company’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K and its quarterly reports on Form 10-Q on file and available at the SEC’s website at www.sec.gov. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Allan W. Whitescarver
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-852-3171
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2016	2015
Revenue	$79,735	$83,287
Cost of revenue	47,666	34,759
Selling, general and administrative expenses	26,895	19,459
Operating income	5,174	29,069
Other income, net	1,805	121
Income before provision for income taxes	6,979	29,190
Provision for income taxes	2,742	11,159
Net income	$4,237	$18,031

Net income per share:
Basic	$0.08	$0.33
Diluted	$0.08	$0.33
Weighted-average shares used in computing net income per share:
Basic	52,063	54,175
Diluted	52,616	55,197

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$157,713	$94,983
Short-term investments	46,533	231,015
Restricted cash	1,188	701
Accounts receivable, net	46,531	13,905
Prepaid expenses and other current assets	12,704	12,643
Total current assets	264,669	353,247
Patent assets, net	229,025	254,560
Property and equipment, net	7,289	4,733
Intangible assets, net	67,466	1,801
Goodwill	166,825	19,978
Restricted cash, less current portion	727	727
Deferred tax assets	25,973	6,896
Other assets	7,802	16,619
Total assets	$769,776	$658,561

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,615	$959
Accrued liabilities	10,490	14,842
Deferred revenue	135,518	110,921
Deferred payment obligations	1,831	2,383
Current portion of long-term debt	4,599	—
Other current liabilities	1,370	467
Total current liabilities	156,423	129,572
Deferred revenue, less current portion	4,474	4,731
Deferred tax liabilities	5,378	—
Long-term debt	93,435	—
Other liabilities	8,460	7,779
Total liabilities	268,170	142,082
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	348,271	344,610
Retained earnings	152,499	172,115
Accumulated other comprehensive income (loss)	831	(251)
Total stockholders’ equity	501,606	516,479
Total liabilities and stockholders’ equity	$769,776	$658,561

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2016	2015
Operating activities
Net income	$4,237	$18,031
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	44,555	34,011
Stock-based compensation	4,929	3,881
Excess tax benefit from stock-based compensation	(23)	(316)
Amortization of premium on investments	549	1,435
Deferred taxes	690	(738)
Unrealized foreign currency gain	(158)	—
Fair value adjustment on deferred payment obligations	(1,920)	—
Other	152	—
Changes in assets and liabilities, net of business acquired:
Accounts receivable, net	(19,277)	9,442
Prepaid expenses and other assets	4,508	(5,323)
Accounts payable	144	1,348
Accrued and other liabilities	(7,495)	(6,802)
Deferred revenue	24,238	22,102
Net cash provided by operating activities	55,129	77,071
Investing activities
Purchases of investments	(1,000)	(57,663)
Maturities of investments	35,136	44,559
Sales of investments	145,925	—
Business acquisition, net of cash acquired	(228,453)	—
Increase in restricted cash	(152)	(201)
Purchases of property and equipment	(983)	(547)
Acquisitions of patent assets	(16,048)	(28,636)
Net cash used in investing activities	(65,575)	(42,488)
Financing activities
Proceeds from deferred payment obligations	—	6,270
Proceeds from issuance of debt	100,000	—
Payments of debt issuance costs	(2,003)	—
Proceeds from exercise of stock options	79	671
Taxes paid related to net-share settlements of restricted stock units	(993)	(857)
Excess tax benefit from stock-based compensation	23	316
Payments of capital leases	(99)	—
Repurchase of common stock	(23,853)	(144)
Net cash provided by financing activities	73,154	6,256
Foreign-currency effect on cash and cash equivalents	22	—
Net increase in cash and cash equivalents	62,730	40,839
Cash and cash equivalents at beginning of period	94,983	78,019
Cash and cash equivalents at end of period	$157,713	$118,858

RPX Corporation
Reconciliation to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended March 31,
	2016	2015
Revenue	$79,735	$83,287

Cost of revenue	47,666	34,759
Amortization of acquired intangible assets[2]	(458)	(50)
Non-GAAP cost of revenue	47,208	34,709

Selling, general and administrative expenses	26,895	19,459
Stock-based compensation[1]	(5,022)	(3,992)
Amortization of acquired intangible assets[2]	(1,709)	(381)
Non-GAAP selling, general and administrative expenses	20,164	15,086
Non-GAAP operating income	12,363	33,492

Other income, net	1,805	121
Fair value adjustment on deferred payment obligations[3]	(1,920)	—
Non-GAAP other income (expense), net	(115)	121

Provision for income taxes	2,742	11,159
Income tax adjustments[4]	1,712	1,290
Non-GAAP provision for income taxes	4,454	12,449
Non-GAAP net income	$7,794	$21,164

Non-GAAP net income per share:
Basic	$0.15	$0.39
Diluted	$0.15	$0.38
Weighted-average shares used in computing non-GAAP net income per share:
Basic	52,063	54,175
Diluted	52,616	55,197

RPX Corporation
Reconciliation of Net Income to Non-GAAP EBITDA Less Net Patent Spend
(in thousands)
(unaudited)
	Three Months Ended March 31,
	2016	2015
Net income	$4,237	$18,031
Provision for income taxes	2,742	11,159
Other income, net	(1,805)	(121)
Stock-based compensation[1]	5,022	3,992
Depreciation and amortization	44,555	34,011
Non-GAAP EBITDA[5]	54,751	67,072
Net patent spend	(16,249)	(53,636)
Non-GAAP EBITDA less net patent spend	$38,502	$13,436

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)

	As of and for the Three Months Ended March 31,
Operating Metrics	2016	2015
Number of clients[7]	286	224
Net additions[7]	31	20
Gross patent spend	$16,324	$924,718
Net patent spend	$16,249	$53,636
	As of and for the Three Months Ended March 31,
Financial Metrics	2016	2015
Subscription revenue[6]	$67,112	$66,244
Discovery revenue	10,578	—
Fee-related revenue	2,045	17,043
Total revenue	$79,735	$83,287
Cash, cash equivalents and short-term investments	$204,246	$374,980
Deferred revenue, current and non-current	$139,992	$158,411

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	RPX excludes fair value adjustments related to its deferred payment obligations from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]
RPX calculates non-GAAP EBITDA as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[7] Represents clients receiving RPX's patent risk management services only; does not include RPX's discovery management services clients.